Thornburg
Core Growth Fund
September 10, 2010

Class A: THCGX	Class C: TCGCX	Class I: THIGX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2010, as revised April 30, 2010, are incorporated by reference into this summary prospectus.

Investment Goal
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account — Buying Fund Shares” on page 66 of the Prospectus.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C		Class I
Maximum Sales Charge (Load)	4.50%	none		none
Imposed on Purchases
(as a percentage of offering price)

Maximum Deferred Sales Charge	1.00%	1.00%	(1)	none
(Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee	1.00%	none		1.00%
(as a percentage of amount redeemed)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.41%	0.43%	0.25%

Total Annual Fund Operating Expenses	1.49%	2.26%	1.08%
Fee Waiver/Expense Reimbursement	—	—	(0.09)%	(2)

Total Annual Fund Operating Expenses After	1.49%	2.26%	0.99%
Fee Waiver/Expense Reimbursement

(1)	Imposed only on redemptions of Class C shares within 12 months of purchase.

(2)	Thornburg Investment Management, Inc.
(“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg before February 1, 2011, unless Thornburg ceases to be the investment advisor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$595	$900	$1,227	$2,149
Class C Shares	$329	$706	$1,210	$2,595
Class I Shares	$101	$335	$587	$1,309
You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$229	$706	$1,210	$2,595
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82.86% of the average value of its portfolio.
Principal Investment Strategies
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and domestic and foreign debt obligations. The Fund may invest in developing countries.
The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”) intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:
•	earnings growth potential

•	business model

•	industry growth potential

•	industry leadership

•	asset appreciation potential

•	potential size of business

•	value based on earnings growth discount model

•	price/earnings ratio
•	price/revenue ratio

•	PE/growth rate ratio

•	price/cash flow ratio

•	enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization)

•	management strength

•	debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:

Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations (relative to the S&P Composite 1500 Index).
Consistent Growth companies. Stocks in this category generally sell at premium valuations (relative to the S&P Composite 1500 Index) and tend to show steady earnings or cash flow growth, or both. There are no assurances that these trends will continue in the future.
Emerging Growth companies are typically growing companies that in Thornburg’s opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at a rate exceeding the growth of the U.S. gross domestic product (“GDP”). These companies may not be profitable at the time of purchase.
In conjunction with individual issuer analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as technology, financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.
Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.
The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. Portfolio turnover may exceed 100% per year. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or risks affecting specific issuers in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.
Market and Economic Risk – The value of the Fund’s investments may decline and the Fund’s share value may be reduced due to changes in general economic and market conditions. The value of an equity security or debt obligation may change in response to developments affecting entire economies, markets or industries,

2 Thornburg Core Growth Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download including changes in interest rates, market volatility, and political and legal developments.
Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the equity security or debt obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer’s competitive position.
Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in valuing or selling the investments.
Foreign Investment Risk – Investments in the equity securities or debt obligations of foreign issuers may involve additional risks including changes in currency exchange rates which adversely affect the Fund’s investments or the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, political instability, confiscations, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.
Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher rated debt obligations to default and to downgrades.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for any intermediate and longer-term debt obligations owned by the Fund. This effect is also typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to interest rate changes. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices.
Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 59 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Russell 3000 Growth Index, a broad measure of market performance. The Index is a model portfolio of equity securities designed to track the performance of U.S. companies with a greater than average growth orientation. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2009. Updated performance information may be obtained on the Thornburg website at www. thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class A Shares
Highest quarterly results for time period shown: 31.27%
(quarter ended 6-30-03).
Lowest quarterly results for time period shown: -26.95%
(quarter ended 12-31-08).
The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Thornburg Core Growth Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Average Annual Total Returns (periods ended 12-31-09)

			Since
			Inception
Class A Shares	1 Year	5 Years	12-27-00
Return Before Taxes	38.85%	1.82%	1.61%

Return After Taxes on Distributions	38.85%	1.76%	1.58%

Return After Taxes on Distributions	25.25%	1.55%	1.38%
and Sale of Fund Shares

Russell 3000 Growth	37.01%	1.58%	-1.62%
Index (reflects no deduction for fees, expenses, or taxes)

			Since
			Inception
Class C Shares	1 Year	5 Years	12-27-00
Return Before Taxes	43.25%	1.97%	1.30%

Russell 3000 Growth	37.01%	1.58%	-1.62%
Index (reflects no deduction for fees, expenses, or taxes)

			Since
			Inception
Class I Shares	1 Year	5 Years	11-1-03
Return Before Taxes	46.21%	3.26%	5.25%
Russell 3000 Growth	37.01%	1.58%	2.97%
Index (reflects no deduction for fees, expenses, or taxes)
After tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after tax returns depend on an investor’s own tax situation and may differ from the returns shown. After tax returns are not relevant to persons or accounts not subject to federal income tax. The after tax returns shown relate only to Class A shares, and after tax returns will vary for Class C and Class I shares because the returns of the classes are different.
Management
Investment Advisor: Thornburg Investment Management, Inc.
Portfolio Manager:
Alexander M.V. Motola, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg and has served as the Fund’s portfolio manager since 2001.
Purchase and Sale of Fund Shares
Minimum Initial Purchase
Class A and C Shares
     $5,000 per Fund per account for individual investors.
$2,000 per Fund per account for individual retirement accounts.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Class I Shares
$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.
$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Minimum Subsequent Purchases
All Classes
$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).
Redemptions
You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.
Tax Information
Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 78 of the Prospectus.
Payments to Broker-Dealers and Other
Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
TH2143

4 Thornburg Core Growth Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download